Q4 2025 FINANCIAL RESULTS February 17, 2026

Q4 2025 results | February 17, 20262 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods related products, particularly as it relates to the agricultural market business cycle; changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods related issues such as agriculture, the environment, debt relief and subsidy program policies, trade, commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls, tariffs and other protective measures issued to promote national interests or address foreign competition, which in turn result or may result in retaliatory tariffs or other measures enacted by affected trade partners; volatility in international trade caused by the imposition of tariffs and the related impact on cost and prices, which could consequently affect demand of our products, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies (including artificial intelligence) and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety, privacy and data security or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; weather conditions, particularly to the extent it impacts the agricultural industry; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other postemployment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics, terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission ("SEC"). All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q). Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at investors.cnh.com.

3 Q4 2025 results | February 17, 2026 Q4 2025 | MAIN HIGHLIGHTS Successful Tech Day presentation at Agritechnica - CNH Tech powers digital solutions for our iron - Global mid-range tractor renewal preview - Harvesting leadership showcase Flagship dealer consolidation transactions Savings from Quality and Operational Excellence on long-term target pace Ag dealer inventories further reduced by $0.2B ($0.8B in the full year)1 Low commodity prices yield persistent challenging economics for farmers (1) As independent businesses, dealers control their own inventory3

Q4 2025 results | February 17, 20264 Q4 2025 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) Consolidated Revenues $5.2B +6% Adj. EBIT1 Industrial Activities $234M +21% Net Income $89M (49)% Diluted EPS $0.07 $(0.07) Net Sales Industrial Activities $4.5B +8% +60 bps +26% +$0.04 Adj. EBIT Margin1 Industrial Activities 5.3% Adj. Net Income1 $246M Adj. Diluted EPS1 $0.19 YoY vs Q4 2024

Q4 2025 results | February 17, 20265 FY 2025 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) Consolidated Revenues $18.1B (9)% Adj. EBIT1 Industrial Activities $663M (53)% Net Income $505M (60)% Diluted EPS $0.41 $(0.58) Net Sales Industrial Activities $15.3B (10)% (390) bps (47)% $(0.50) Adj. EBIT%1 Industrial Activities 4.3% Adjusted Net Income1 $703M Adjusted Diluted EPS1 $0.55 YoY vs FY 2024

Q4 2025 results | February 17, 20266 SERVING FARMERS – ON THEIR SOIL Adding value to farmers through Sustainability leadership Sustainability starts with our farmers’ noble work of feeding the world while maintaining farm profitability Our vision: to create predictive, sustainable systems that help farmers see ahead, act smarter, decide better, and produce more with less Water conservation Integrated pest management Crop residue management Nutrient stratification Timeliness of operations Corporate Sustainability Assessment (CSA)

Q4 2025 results | February 17, 20267 Q4 2025 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in the appendix) ($M) $0.15 $0.19 Q4 2024 Q4 2025 848 817 Q4 2024 Q4 2025 196 246 Q4 2024 Q4 2025 4,129 4,451 Q4 2024 Q4 2025 Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 +8% +26% +$0.04 (31) Δ YoY

Q4 2025 results | February 17, 20268 (17) 45 (4) (30) 26 (32) 244 233 Q4 2025 | AGRICULTURE Note: numbers may not add due to rounding (1) Adj. Gross Margin calculated as Adj. Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory 3,411 3,598 Q4 2024 Q4 2025 Net Sales ($M) Adj. Gross Margin1 Adjusted EBIT ($M) Q4 2024 Volume & Mix Pricing, Net Product Cost SG&A R&D FX & Other Q4 2025 6.5%7.2% +5% YoY (60) bps YoY 20.6% 20.0% Q4 2024 Q4 2025 244 233 Production hours Δ YoY • Q4: +15% • FY: (10)% Dealer inventory2 sequential reductions • Q4: $(0.2)B • FY: $(0.8)B Production slots filled • Q1: • Q2: ● ◕

Q4 2025 results | February 17, 20269 25 9 (43) (1) 0 (3) 18 5 Q4 2025 | CONSTRUCTION Note: numbers may not add due to rounding (1) Adj. Gross Margin calculated as Adj. Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory 718 853 Q4 2024 Q4 2025 Net Sales ($M) Adj. Gross Margin1 Adjusted EBIT ($M) Q4 2024 Volume & Mix Pricing, Net Product Cost SG&A R&D FX & Other Q4 2025 0.6% 2.5% +19% YoY (340) bps YoY 14.8% 11.4% Q4 2024 Q4 2025 18 5 Production hours Δ YoY • Q4: (1)% • FY: (9)% Dealer inventory2 YoY • Q4: (9)% Production slots filled • Q1: • Q2: ● ◑

Q4 2025 results | February 17, 202610 Q4 2025 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs (3) At constant currency Q4 retail originations $2.8B, -$0.4B YoY Managed portfolio $28.6B, +$0.7B YoY (-$0.8B @ CC3) Managed Portfolio2 & Retail Originations2 Net Income ($M) Delinquencies on Book (>30 Days) Profitability Ratios Gross Margin / Avg. Assets on Book Return on Assets1 3.4% 3.2% 3.5% 2.4% 2.1% 1.9% 0.0% 1.0% 2.0% 3.0% 4.0% Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 1.4% 1.9% 3.1% 1.0% 2.0% 3.0% 4.0% Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 2024 2025 92 379 109 333 Q4 FY Δ YoY +18% -12% Portfolio at Dec. 31, 2025 Retail Wholesale Operating Lease 65% 30% 5%

Q4 2025 results | February 17, 202611 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH & MARGIN EXPANSION Support organic growth through investment in commercial actions, operational efficiencies, and quality improvements BALANCE SHEET STRENGTH & STRONG CREDIT RATING Preserve investment grade credit rating as foundational commitment INORGANIC GROWTH Maintain option for strategic, disciplined, and margin accretive M&A SHAREHOLDER RETURNS After debt repayment and M&A, return substantially all Industrial FCF to shareholders through dividends and share buybacks

Q4 2025 results | February 17, 202612 Breaking new ground on Iron + Tech Expanding mid-cycle margins PATH TO 2030 Quality as a mindset Driving commercial excellence Operational excellence Expanding product leadership Advancing Iron + Tech integration

Q4 2025 results | February 17, 202613 EXPANDING PRODUCT LEADERSHIP Major Ag product launches Tractors Harvesting Crop Production Precision 5 in 2025 8 in 2026 3+ in 2027 7 in 2025 3 in 2026 9 in 2027 4 in 2025 5 in 2026 1 in 2027 10 in 2025 12 in 2026 9+ in 2027

ADVANCING IRON + TECH INTEGRATION

Innovations highlighted at Agritechnica

Green-on-Green Spraying



- Identifies, targets, and sprays weeds
- Will allow input savings, operational efficiency, and sustainability gains

Implement Control



- Active & passive controls correct for field conditions
- Maximizes yield potential, giving farmers the healthiest soil and root growth

FieldOps



- Latest features include AI boundary creation, boundary management tools, & remote display view
- More features coming in 2026!

FLEETPRO



- Guidance kits with 10" & 12" displays & both hydraulic and assisted steering options
- Compatible with all brands and models

14 Q4 2025 results | February 17, 2026

DRIVING COMMERCIAL EXCELLENCE

Ag dealer owners[1]


~2,500
reduce ~1/3
~1,700
2024
2030E

Sales at dual-branded dealers[2]


30%
100% increase
~60%
2024
2030E

Flagship transactions (out of 50+ total transactions):

- Progressive Tractor acquired 4 New Holland locations and is dual-branding all their facilities
- Equipment Ontario expanded and opened dual-brand locations across a 10-location footprint
- Lankhorst appointed as multi-branded dealer across 14 stores
- Lloyd replaced 3 Case IH dealers to increase multi-brand coverage



(1) Reduction in the number of dealer owners, not points of sale
(2) As a percentage of Agriculture net sales in selected markets within North America and Europe

15 Q4 2025 results | February 17, 2026

Q4 2025 results | February 17, 202616 Operational excellence $30M Strategic Sourcing savings1 $60M Manufacturing efficiency savings1 EXPANDING AG MID-CYCLE MARGINS (1) Included in the Product Cost category of the Agriculture adj. EBIT bridge (2) Net Promoter Score in 2025 vs 2024 $230M 2025 cost savings $550M cumulative savings target through 2030 Operational excellence $34M Strategic Sourcing savings1 25 bps in 2025, 100-150 bps by 2030 $45M Manufacturing Efficiency savings1 35 bps in 2025, 50 bps by 2030 Quality as a mindset $151M Quality cost improvement1 (warranty expense and manufacturing quality) 120 bps in 2025, 200-250 bps by 2030 NPS2 improved 8 p.p. YoY

Q4 2025 results | February 17, 202617 0 bps 60 bps 85 bps 120 bps (20) bps (75) bps PROGRESS VS. INVESTOR DAY 2025 TARGETS Agriculture adj. EBIT margin vs. 2024 Operational efficiencies Quality Manufacturing quality & warranty expense Includes not repeating 2024 true-ups Strategic Sourcing Plant efficiencies Progress underway with financial impacts coming in the back-half of the plan Commercial investments R&D investments R&D expenses expected 50-75 bps higher vs 2024 by 2030 Strengthening the dealer network Included in SG&A expense Commercial actions 2025 Progress to Target +350-450 bps by 2030 We hold our commitment to 16-17% mid-cycle EBIT margins by 2030

Q4 2025 results | February 17, 202618 6.2% 2025A 2026E $12,390M 2025A 2026E 2026 OUTLOOK – AGRICULTURE (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Agriculture – Main Assumptions (5)% - flat Δ YoY Net Sales Adj. EBIT Margin 4.5% - 5.5% Tractors Combines North America ~flat LHP (20)% - (15)% HHP (10)% - (5)% EMEA flat - 5% (5)% - flat South America (5)% - flat (10)% - (5)% APAC (15)% - (10)% flat - 5% Total Industry Volume % change FY 2026 vs. FY 2025 reflecting the aggregate for key markets where the Company competes.

Q4 2025 results | February 17, 202619 2.3% 2025A 2026E $2,956M 2025A 2026E 2026 OUTLOOK – CONSTRUCTION (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Construction – Main Assumptions ~flat YoY Net Sales Adj. EBIT Margin 1.0% - 2.0% Light Heavy North America ~flat flat - 5% EMEA flat - 5% ~flat South America (5)% - flat (15)% - (10)% APAC ~flat ~flat Total Industry Volume % change FY 2026 vs. FY 2025 reflecting the aggregate for key markets where the Company competes.

Q4 2025 results | February 17, 202620 2026 OUTLOOK – FINANCIAL TARGETS (1) Non-GAAP measure (definition in the appendix) Industrial Activities 2025A 2026E Net Sales $15.3B (4)% - flat YoY Adj. EBIT margin1 4.3% 2.5% - 3.5% R&D expenses $853M ~flat YoY Capex $530M $600M - $650M Free Cash Flow1 $513M $150M - $350M Company Adj. Effective Tax Rate1 26.7% 24% - 26% Adj. Diluted EPS1 $0.55 $0.35 - $0.45

21 Q4 2025 results | February 17, 2026 Q1 2026 – KEY CONSIDERATIONS Low production levels maintained Agriculture dealer destocking continues Lowest sales quarter of the year Full-year profits back-end loaded more than the usual seasonality Industrial FCF impacted by lower EBIT and working capital seasonality

22 Q4 2025 results | February 17, 2026 2026 PRIORITIES & OUTLOOK Careful production planning and channel inventory optimization Commercial launch of new mid-range tractors Improving speed of product development to market commercialization - Increased frequency of tech releases - Progress on new product categories 50-75 bps improvement from self-help initiatives Additional flagship transactions for network development

23 APPENDIX

Q4 2025 results | February 17, 202624 UPCOMING EVENTS Annual General Meeting of Shareholders: Friday, May 8, 3:00pm CEST (9:00am ET) Q1 2026 earnings call: Thursday, April 30, 9:30am ET Note: dates are subject to change

Q4 2025 results | February 17, 202625 Q4 / FY 2025 | YOY UNIT PERFORMANCE (1) Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes (2) Regional split definition in the slide “Geographic Information” (3) As independent businesses, dealers control their own inventory T o ta l I n d u s tr y 1 ,2 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 C o m p a n y Tractors Combines Light CE Heavy CE Company Inventory Dealer Inventory3 Retail Production NORTH AMERICA EMEA SOUTH AMERICA APAC Q4 FY Q4 FY Q4 FY Q4 FY 0-140 HP – Small Tractors (14)% (7)% (8)% (13)% (8)% (1)% 19% 12% 140+ HP – Large Tractors (31)% (33)% Combines (16)% (26)% 40% (3)% (39)% (16)% 10% (26)% Light Construction flat 2% 3% (1)% 7% 7% (3)% flat Heavy Construction 5% (2)% 11% 9% 9% 4% 1% 10%

Q4 2025 results | February 17, 202626 (843) 56 143 (29) 84 (109) 772 FY 2025 | SEGMENT PERFORMANCE Note: numbers may not add due to rounding (1) Adj. Gross Margin calculated as Adj. Gross Profit divided by Net Sales, as shown in the appendix 14,007 12,390 FY 2024 FY 2025 Net Sales ($M) Adj. Gross Margin1 Adjusted EBIT ($M) FY 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other FY 2025 6.2% 10.5% (12)% (230) bps 22.9% 20.6% FY 2024 FY 2025 1,470 772 Adjusted EBIT ($M) Δ YoYAGRICULTURE CONSTRUCTION Adj. Gross Margin1Net Sales ($M) 16.3% 14.0% Q3 2024 Q3 2025 (230) bps(3)% 3,053 2,956 FY 2024 FY 2025 (47) 20 (46) (8) (3) (17) 169 68 FY 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other FY 2025 5.5% 2.3%169 68

Q4 2025 results | February 17, 202627 Q4 2025 | INDUSTRIAL ACTIVITIES NET SALES Note: numbers may not add due to rounding (1) Δ YoY @CC means at constant currency Agriculture Construction Industrial Activities $3,598M $853M $4,451M +5% YoY +3% @CC1 +19% YoY +17% @CC1 +8% YoY +5% @CC1 By Region as reported By Region as reported By Region as reported 31% 39% 17% 13% 47% 22% 25% 6% 34% 36% 19% 11% 37% 31% 19% 13% 46% 25% 20% 8% 38% 30% 19% 12% By Product as reported By Product as reported By Segment as reported 59% 23% 18% 38% 60% 2% 83% 17% 56% 22% 22% 37% 61% 2% 83% 17% Q4 2024 Q4 2025 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q4 2025 mix Q4 2024 mix Q4 2025 mix Q4 2024 mix

Q4 2025 results | February 17, 202628 FY 2025 | INDUSTRIAL ACTIVITIES NET SALES Note: numbers may not add due to rounding (1) Δ YoY @CC means at constant currency Agriculture Construction Industrial Activities $12,390M $2,956M $15,346M (12)% YoY (12)% @CC1 (3)% YoY (3)% @CC1 (10)% YoY (10)% @CC1 By Region as reported By Region as reported By Region as reported 35% 37% 16% 12% 51% 24% 19% 6% 38% 35% 17% 11% 42% 30% 16% 12% 53% 22% 18% 7% 44% 29% 17% 11% By Product as reported By Product as reported By Segment as reported 60% 21% 19% 36% 61% 3% 82% 18% 59% 19% 22% 38% 60% 2% 82% 18% FY 2024 FY 2025 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC FY 2025 mix FY 2024 mix FY 2025 mix FY 2024 mix

Q4 2025 results | February 17, 202629 Q4 / FY 2025 | FINANCIALS BY SEGMENT Note: numbers may not add due to rounding (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section ($M) Revenues & Net Sales Adj. Gross Profit1 Adj. Gross Margin1 Adj. EBIT1 Adj. EBIT Margin1 Q4 25 Q4 24 Q4 25 Q4 24 Q4 25 Q4 24 Q4 25 Q4 24 Q4 25 Q4 24 Agriculture 3,598 3,411 721 701 20.0% 20.6% 233 244 6.5% 7.2% Construction 853 718 97 106 11.4% 14.8% 5 18 0.6% 2.5% Elimination & Other - - - - - - (4) (68) - - Industrial Activities 4,451 4,129 818 807 18.4% 19.5% 234 194 5.3% 4.7% Financial Services 700 743 Elimination & Other 6 4 CNH Industrial 5,157 4,876 FY 25 FY 24 FY 25 FY 24 FY 25 FY 24 FY 25 FY 24 FY 25 FY 24 Agriculture 12,390 14,007 2,555 3,211 20.6% 22.9% 772 1,470 6.2% 10.5% Construction 2,956 3,053 413 499 14.0% 16.3% 68 169 2.3% 5.5% Elimination & Other - - (1) - - - (177) (235) - - Industrial Activities 15,346 17,060 2,967 3,710 19.3% 21.7% 663 1,404 4.3% 8.2% Financial Services 2,720 2,774 Elimination & Other 29 2 CNH Industrial 18.095 19,836

Q4 2025 results | February 17, 202630 Q4 / FY 2025 | INDUSTRIAL ACTIVITIES R&D AND CAPEX Note: numbers may not add due to rounding (1) Excludes impairment charges related to in-process research and development ("IPR&D"): Q4 and FY include $123M of Raven, FY includes $123M of Raven and $49M of Bennamann ($M) Q4 2025 Q4 2024 FY 2025 FY 2024 Agriculture R&D1 193 213 755 830 CapEx 180 168 459 455 Total 373 381 1,214 1,285 of which Precision Tech 18% 20% 23% 25% Construction R&D 26 25 98 94 CapEx 28 35 70 75 Total 55 60 168 169 Industrial Activities R&D 219 238 853 924 CapEx 209 204 530 533 Total 428 442 1,383 1,457

Q4 2025 results | February 17, 202631 DEBT MATURITY SCHEDULE | BREAKDOWN Note: numbers may not add due to rounding Outstanding Dec. 31, 2025 2026 2027 2028 2029 2030 Beyond 3.0 Bank Debt 1.1 0.5 0.4 0.2 0.2 0.5 12.3 Capital Market 2.5 3.0 1.9 2.2 0.6 2.2 0.1 Other Debt 0.1 - - - - - 15.5 Cash Portion of Debt Maturities 3.7 3.5 2.4 2.4 0.8 2.7 of which Industrial Activities - 1.4 0.1 0.6 - 2.1 of which Financial Services 3.7 2.1 2.3 1.8 0.8 0.6 3.2 Cash & Cash Equivalents and Restricted Cash 0.7 of which restricted cash 0.1 Net Receivables / (Payables) with Iveco Group 6.5 Undrawn Committed credit lines 9.8 Total Available Liquidity ($B)

32 RECONCILIATIONS

Q4 2025 results | February 17, 202633 ($M) Q4 2025 Q4 2024 FY 2025 FY 2024 [A] Net sales 4,451 4,129 15,346 17,060 Cost of goods sold (3,633) (3,323) (12,389) (13,350) [B] Gross Profit 818 807 2,957 3,710 New Holland T6.180 Methane Power Tractor write-down to net realizable value - - 10 - [C] Adjusted gross profit 818 807 2,967 3,710 [B/A] Gross profit margin 18.4% 19.5% 19.3% 21.7% [C/A] Adjusted gross profit margin 18.4% 19.5% 19.3% 21.7% ADJUSTED GROSS PROFIT RECONCILIATION Reconciliation of Adjusted Gross Profit to Gross Profit of Industrial Activities Note: numbers may not add due to rounding

ADJUSTED EBIT RECONCILIATION

Reconciliation of Consolidated Net Income to Adjusted EBIT of Industrial Activities

($M)	Q4 2025	Q4 2024	FY 2025	FY 2024
Net Income	**89**	**176**	**505**	**1,259**
Less: Consolidated income tax expense	(60)	(89)	(184)	(336)
Consolidated income before taxes	**149**	**265**	**689**	**1,595**
Less: Financial Services				
Financial Services Net Income	109	92	333	379
Financial Services Income Taxes	28	55	96	110
Add back of the following Industrial Activities items:				
Interest expense of Industrial Activities, net of Interest income and elim.	37	38	114	152
Foreign exchange (gains) losses, net of Industrial Activities	3	3	22	15
Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1)	(11)	8	-	10
Adjustments for the following Industrial Activities items:				
Restructuring expenses	8	24	23	117
Other discrete items(2)	185	3	244	4
Total Adjusted EBIT of Industrial Activities	**234**	**194**	**663**	**1,404**

(1) In Q4 2025 and 2024, this item includes the pre-tax gain of $3M and $6M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification. In FY 2025 and 2024, this item includes the pre-tax gain of $21M and $24M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification.

(2) In Q4 2025, this item includes non-cash impairment charges of $123M related to Raven IPR&D and $62M for non-cash impairment of investment in Monarch Tractor and other minority holdings. In FY 2025, this item also includes a $49M impairment for Bennamann IPR&D and a $10M inventory write-down for the New Holland T6.180 Methane Power Tractor. In Q4 2024, this item includes a loss of $2M on the sale of certain non-core product lines. In FY 2024, this item includes a $17M loss on the sale of certain non-core product lines and a $14M gain for investment fair value adjustments.

34 Q4 2025 results | February 17, 2026

CNH

Q4 2025 results | February 17, 202635 ($M) Q4 2025 Q4 2024 FY 2025 FY 2024 Net income (loss) 89 176 505 1,259 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 190 20 245 97 Restructuring expenses 8 24 22 118 Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S. (3) (6) (21) (24) Bennamann IPR&D impairment charge - - 49 - Raven IPR&D R&D impairment charge 123 - 123 - Impairment of investment in Monarch Tractor and other minority holdings 62 - 62 - New Holland T6.180 Methane Power Tractor write-down to net realizable value - - 10 - Sale of certain non-core product lines - 2 - 17 Investment fair value adjustments - - - (14) Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (33) - (47) (17) Adjusted net income (loss) 246 196 703 1,339 Adjusted net income (loss) attributable to CNH Industrial N.V. 243 193 691 1,326 Weighted average shares outstanding – diluted (million) 1,247 1,253 1,251 1,260 Adjusted diluted EPS $0.19 $0.15 $0.55 $1.05 ADJUSTED NET INCOME RECONCILIATION Reconciliation of Adjusted Net Income to Net Income (Loss) & Calculation of Adjusted Diluted EPS

Q4 2025 results | February 17, 202636 ($M) Q4 2025 Q4 2024 FY 2025 FY 2024 Net cash provided by (used in) Operating Activities 945 1,692 2,538 1,968 Cash flows from Operating Activities of Fin. Serv. net of eliminations 72 (645) (1,485) (1,806) Change in derivatives hedging debt of Industrial Activities and other (7) (7) 6 5 Investments in assets sold under operating lease assets of Ind. Act. - (4) - (31) Inv. in property, plant & equipment, and intangible assets of Ind. Act. (209) (204) (530) (533) Other changes(1) 16 16 (16) (4) Free cash flow of Industrial Activities 817 848 513 (401) FREE CASH FLOW RECONCILIATION Reconciliation of Net Cash Provided (Used) by Operating Activities to Free Cash Flow of Industrial Activities (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments.

Q4 2025 results | February 17, 202637 The composition of our regions part of the geographic information is as follows: • North America: United States, Canada, and Mexico • Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Türkiye, Uzbekistan, Pakistan, the African continent, and the Middle East • South America: Central and South America, and the Caribbean Islands • Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia, Japan and Oceania Industry Data • In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. • Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Türkiye, Brazil, and any country where local shipments are not reported. • In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated and may require adjustments when determining our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q4 2025 results | February 17, 202638 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. Adjusted Gross Profit Margin of Industrial Activities: is computed by dividing Net Sales less Costs of good sold, as adjusted by non-recurring items, by Net Sales. Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non- recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Income Tax (Expense) Benefit is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Adjusted Net Income is defined as net income, less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. NON-GAAP FINANCIAL MEASURES

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